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                              UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C. 20549

                          --------------------

                                FORM 8-K


                             CURRENT REPORT
                   Pursuant to Section 13 or 15(d) of
                   the Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported):  March 14, 2007

                            Adams Golf, Inc.
           (Exact Name of Registrant as Specified in Charter)

          Delaware                  000-24583            75-2320087
      (State or Other             (Commission          (IRS Employer
 Jurisdiction of Incorporation    File Number)      Identification No.)

      300 Delaware Avenue, Suite 572
            Wilmington, Delaware                           19801
 (Address of Principal Executive Offices)               (Zip Code)

   Registrant's telephone number, including area code:  (302) 427-5892

                             Not Applicable
       (Former Name or Former Address, if Changed Since Last Report

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

     [   ]     Written communications pursuant to Rule 425 under the
               Securities Act (17 CFR 230.425)

     [   ]     Soliciting material pursuant to Rule 14a-12(b) under the
               Exchange Act (17 CFR 230.14a-12(b))

     [   ]     Pre-commencement communications pursuant to Rule 14d-2(b)
               under the Exchange Act (17 CFR 230.14d-2(b))

     [   ]     Pre-commencement communications pursuant to Rule 13e-4(c)
               under the Exchange Act (17 CFR 230.133-4(c))

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Item 2.02   Results of Operations and Financial Condition

On March 14, 2007, Adams Golf, Inc. (the "Company") announced via press release the Company's financial results for the quarter and year ended December 31, 2006. A copy of the Company's press release is attached hereto as Exhibit 99.1. This Form 8-K and the attached exhibit are provided under Item 9.01 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.

The press release is available at the Company's website, www.adamsgolf.com.



Item 9.01   Financial Statements and Exhibits.

(c)  Exhibits

99.1  Press Release of Adams Golf, Inc, dated March 1, 2007.


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                                SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  March 14, 2007                   ADAMS GOLF, INC.


                                        By:  /s/  ERIC LOGAN
                                           ------------------------
                                           Eric Logan
                                           Chief Financial Officer